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Exhibit 10.2

                               AMENDMENT NO. 1 TO

                              EMPLOYMENT AGREEMENT


This Amendment No. 1 to Employment Agreement (this "AMENDMENT") is made and entered into as of the 4th day of March 2008 (the "AMENDMENT EFFECTIVE DATE") by and among Reclamation Consulting and Applications, Inc. (the "COMPANY"), and Michael Davies (the "EMPLOYEE"). The Company and Employee are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES." Capitalized terms used but not defined herein have the meanings assigned to them in the Employment Agreement dated as of January 6, 2005 and entered into by the Parties (the "AGREEMENT").

         WHEREAS, the Parties have previously orally amended the Agreement to provide for Employee to not serve as the Company's Executive Vice President and Chief Financial Officer, but rather as the Company's Chief Executive Officer and Secretary;

         WHEREAS, Employee is currently serving as the Company's Chief Executive Officer and Secretary; and

         WHEREAS, the Parties wish to memorialize their oral amendment to the Agreement by entering into this Amendment;

         THEREFORE, the Parties agree as follows:

I.       AMENDMENTS TO THE AGREEMENT

         The Parties that the Agreement is amended to delete the references to "Executive Vice President" and "Chief Financial Officer," and to insert in the place of these terms, "Chief Executive Officer" and "Secretary," respectively.

II.      GENERAL PROVISIONS

         A. Except as expressly amended by this Amendment, the Parties agree that all other provisions of the Agreement remain unchanged and that the Agreement remain in full force and effect.

         B. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         C. The Agreement, as hereby amended, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, as hereby amended, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.


THE COMPANY:

RECLAMATION CONSULTING AND APPLICATIONS, INC.


      By: /s/ Gordon W. Davies
         --------------------
         Gordon W. Davies
         President


EMPLOYEE:


         /s/ Michael C. Davies
         ---------------------
         Michael C. Davies